        [LOGO]
       COLONIAL
         BANK
Subordinated Notes Offering
       May 2001

Forward-Looking Statements

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of Colonial Bank or the Colonial BancGroup to realize elements of their strategic plans for 2001 and 2002, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the interest rate and/or regulatory environment; and (v) an inability of Colonial Bank to increase loan growth and non-interest income. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to Colonial Bank, The Colonial BancGroup, Inc., their subsidiaries or their management are intended to identify forward-looking statements.

Note on Financial Information

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

The subordinated note issuance will be an obligation of Colonial Bank (the issuer) and will not constitute an obligation of The Colonial BancGroup, Inc. (Colonial Bank's holding company).

At March 31, 2001, Colonial Bank accounted for approximately 99.9% of Colonial BancGroup's consolidated assets.

As the financial information of Colonial BancGroup are substantially similar, except as noted, the financial information presented herein is as reported by Colonial BancGroup, Inc. Such financial information included in this presentation of The Colonial BancGroup, Inc. is presented for information purposes only, and does not necessarily reflect the exact financial position of Colonial Bank.

Offering Summary

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

 .  Security:                   Bank-level Subordinated Notes

 .  Maturity:                   10 Years

 .  Expected Ratings:           Ba1 / BBB-

 .  Offering:                   3(a)(2) Exemption

 .  Other Rated Debt Outstanding:

        -  $100mm 8.00% Subordinated Notes due 2009 (Bank)

        -  $70mm 8.92% Capital Securities due 2027
           (Colonial Capital I - subsidiary of Holding Company)

Presentation Overview

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

  .  Corporate Profile

  .  Colonial Franchise

  .  Business Mix

  .  Credit Quality

  .  Financial Performance

  .  Strategic Outlook

Corporate Profile

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

 .   One bank holding company with $12.1 billion in assets in six states, with concentrations in Alabama ($3.7 bil.) and Florida ($3.5 bil.)

 .   Built on a community banking philosophy which allows local autonomy in lending decisions and customer relationships.

 .   Longstanding real estate expertise evident in loan mix:

    - Residential real estate = 26% of portfolio
    - Commercial lending secured by real estate = 33% of the portfolio
    - Construction loans secured by real estate = 18% of the portfolio

 .   Experienced management teams: 8% insider ownership aligns the interests of shareholders, bondholders and management.

 .   Focused on enhancing fee income.

 .   Holding company common stock is listed on NYSE under the symbol CNB.

 .   An operational and organizational infrastructure established in prior years has allowed the Company to grow significantly and improve efficiency through streamlining its operations. The operating structure is built around centralized back-shop operations in areas that do not have direct customer contact.

 . Strong local management and continuing director involvement are keys to asset quality and growth.

 . While Colonial has been an active acquirer, discipline in the acquisition process has led the Company to turn down numerous possible acquisitions on the basis of pricing, poor management or poor asset quality.

 . The Company had a mortgage subsidiary (CMC) with a nationwide production and servicing operation. This subsidiary was sold in a series of transactions in 1999 and 2000 and is reported as a discontinued operation. The Company maintains a mortgage origination division operating through its regional bank offices.

 .   Currently the Florida franchise represents 35% of loans and 40% of deposits.

[LOGO]
Colonial Franchise

Colonial Franchise

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

                                    [LOGO]
                                     [MAP]

 .  Located in some of the highest growth markets in the United States.

 .  Disciplined and opportunistic acquisitions:
          - High growth areas of FL, GA, NV, & TX
          - Created geographic diversification

Assets by Region

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

       Bank Regions                 Asset Size (000's)     Number of Branches
----------------------------------  ------------------     ---------------------
Northern Region (Huntsville)           $ 1,063,222                  32
Central Alabama (Birmingham)             1,355,207                  44
Montgomery                                 987,833                  35
Gulf Coast (Mobile)                        430,882                  12
Georgia (Atlanta, Macon, Columbus)       1,068,318                  22
Central FL (Orlando)                     1,294,858                  43
Southwest FL (Naples, Ft. Myers)           386,905                  12
South FL (Miami, West Palm Beach)        1,507,382                  20
Bay Area (Tampa, St. Petersburg)           326,639                  10
Nevada (Las Vegas, Reno)                   372,650                  10
Texas (Dallas)                             244,223                   3
--------------------------------------------------------------------------------
Excludes corporate and mortgage warehouse lending assets. Assets are as of March 31, 2001, while numbers of branches are as of May 10, 2001.
--------------------------------------------------------------------------------

Market Demographics

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.



                    Population Growth in Colonial  Bank Regions 1990 - 2000

                                  [BAR GRAPH]

      NV                           62%
      GA                           30%
      TX                           25%
      FL                           18%
      TN                           10%
      AL                           10%

      Total Colonial markets       23%
      Entire USA                   11%

--------------------------------------------------------------------------------
Totals by State of MSA's and Counties with Colonial Branch Locations.
Source:  SNL Securities and Claritas.
--------------------------------------------------------------------------------

Loan Portfolio by State

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

   Total Loans : $9.9 Billion


                           [PIE CHART APPEARS HERE]


   Alabama                   40%
   Georgia                   12%
   Florida                   35%
   Mortgage Warehouse         7%
   Other                      6%

Data as of March 31, 2001.

 . Geographic diversity was broadened through bank acquisitions and expansions in Georgia, Florida, Texas, and Nevada.

 . Alabama economy has had slow but steady growth throughout its history. A broad industrial and service economy base has allowed Alabama to avoid significant boom/bust cycles.

 . Added new business line - mortgage warehouse lending now 7% of total loans.

Loan Growth By State

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

     Total Loan Growth: $463 Million


                            [PIE CHART APPEARS HERE]

     Mortgage Warehouse Lending       55%
     Florida                          20%
     Georgia                          16%
     Other                             9%


Loan growth from December 31, 2000 to March 31, 2001.

Average Retail Deposits by State

 COLONIAL BANK                               THE COLONIAL BANCGROUP, INC.

 March 31, 2001                                   December 31, 1996
  $7.7 billion                                       $3.6 billion

                           [PIE CHART APPEARS HERE]

Alabama       44%                                Alabama         80%
Georgia        9%                                Georgia          9%
Florida       40%                                Florida          8%
Other          7%                                Other            3%


1996 data as originally reported prior to restatements for mergers accounted for as poolings of interests.

 . The regional banks have additional growth opportunities through the development of customer relationships by cross-selling a variety of bank products and services. Strong regional bank management supported by BancGroup's treasury and marketing management teams provide the Company with resources to remain competitive in its deposit markets

 . The acquisition strategy has enhanced the funding structure and provides diversification

Average Retail Deposit Growth

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

      Total Deposit Growth:  $309 Million

                           [PIE CHART APPEARS HERE]

      Alabama     5%
      Georgia     6%
      Florida    86%
      Other       3%


Deposit growth for average quarterly deposits between periods ended December 31, 2000 and March 31, 2001.


Market Share Enhancement

COLONIAL BANK                                                       THE COLONIAL BANCGROUP, INC.

                            1996           1998            2000       1996-2000      1996-2000
                        Share Across   Share Across    Share Across    Absolute      Percentage
                          Colonial       Colonial        Colonial      Change in      Change in
                          Counties       Counties        Counties        Share          Share
                          --------       --------        --------      ---------    -----------
Bank of America             23.1 %         18.3 %          19.0 %        (4.0) %        (17.4) %
First Union                 14.4           14.6            13.0          (1.3)           (9.3)
SunTrust Banks               8.6            8.4             8.0          (0.5)           (6.1)
SouthTrust                   6.6            6.7             6.2          (0.4)           (6.6)
Regions                      4.1            4.1             3.6          (0.4)          (10.8)
AmSouth                      3.6            3.7             3.2          (0.4)          (10.8)
Washington Mutual            3.8            3.2             3.0          (0.8)          (21.5)
Colonial                     2.3            2.5             2.8           0.4          + 17.5
Bank One                     2.0            2.7             2.3           0.3          + 14.6
Compass                      2.2            2.1             2.0          (0.2)          (10.8)

Data as of June 30, 1996, 1998, and 2000, based on aggregates of branch-level deposit data for all counties in which Colonial operates. Source SNL Securities.

[LOGO]Business Mix

Principal Business Segments

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

  .  Traditional deposit gathering
  .  Commercial, personal and mortgage lending
  .  Cash management
  .  Electronic banking
  .  Credit card and merchant services             Emphasis on building
                                                   fee income sources
  .  Wealth management
  .  International banking

Loan Portfolio by Category

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

      Total Loans:  $9.9 Billion

                            [PIE CHART APPEARS HERE]

      Commercial                                12%
      Real Estate - Commercial                  33%
      Real Estate - Construction                18%
      Real Estate - Residential                 26%
      Consumer                                   3%
      Mortgage Warehouse Lending                 7%
      Other                                      1%


Date as of March 31, 2001.

Deposit Base

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

    Average Deposits:  $8.2 Billion

                            [PIE CHART APPEARS HERE]

    Non-Interest Bearing DDA             13%
    Interest Bearing DDA & Savings       28%
    CDs Greater than $100,000            31%
    CDs less than $100,000               17%
    Other Time Deposits                   5%
    Brokered Deposits                     6%



Data are year-to-date averages through March 31, 2001.

Non-Interest Income - Continuing Operations

COLONIAL BANK                                       THE COLONIAL BANCGROUP, INC.

  . We emphasize the businesses listed below to enhance fee income.

  . This presents a particularly attractive opportunity at our acquired banks, which lack our product depth and breadth prior to acquisition.

(Dollars in thousands)                                   2001           CAGR
                                            1998      Annualized     1998-2001
                                        --------      ----------    ----------
Wealth Management                       $  3,539         $  9,093          37%
International Banking                        391            1,521          57%
Electronic Banking                         3,873            6,196          17%
Cash Management                              908            2,585          42%
Credit/Merchant Card Service               2,045            3,308          17%
Other Bank Service Charges & Fees*        36,394           34,797          (1%)
Other Misc. Income                        12,905           25,431          25%
                                        --------       ----------    ----------
      Total                             $ 60,055         $ 82,931          11%
                                        --------       ----------    ----------

* Bank service charges include NSF fees, account analysis fees and service charges on deposit accounts. CAGR=Compounded annual growth rate.

                                    [LOGO]

Credit Quality

  Net Charge-Offs/Average Loans

  COLONIAL BANK                                 THE COLONIAL BANCGROUP, INC.

                                   [BAR CHART]

                  1991 1992 1993 1994  1995  1996  1997  1998  1999  2000  2001

    Colonial (%)  0.51 0.47 0.33 0.09  0.13  0.18  0.23  0.26  0.21  0.21  0.15
    All Banks (%) 1.59 1.27 0.85 0.50  0.49  0.58  0.63  0.66  0.58  0.58   TBD
    Southeast (%) 0.96 0.78 0.33 0.17  0.22  0.29  0.30  0.30  0.29  0.32  0.29

   As originally reported prior to restatements for mergers accounted for as poolings of interests.
   2001 data are annualized data for the three months ended March 31, 2001. Source for Southeast regional data is Keefe, Bruyette & Woods, Inc.


 . Management targets a net charge-off ratio below 0.20%. Currently we expect the net charge-off ratio to be in the 0.20% to 0.25% range for 2001.

 . Local lending authority and approval process along with high percentage of real estate loans have resulted in very low net charge-offs.

 . Recoveries averaged 28% of gross charge-offs from 1995 to 2001.

  Nonperforming Assets / Loans and OREO

  COLONIAL BANK                                 THE COLONIAL BANCGROUP, INC.

                                   [BAR CHART]

            1990  1991  1992  1993  1994  1995  1996  1997  1998 1999 2000 2001

   OREO (%) 0.30  0.46  0.68  0.84  0.39  0.31  0.24  0.24  0.12 0.11 0.09 0.10
   NPL (%)  1.49  1.07  1.34  1.31  0.90  0.78  0.84  0.71  0.60 0.55 0.54 0.53

   As originally reported prior to restatements for mergers accounted for as poolings of interests.
   2001 data as of March 31, 2001.


 . Loan approval process involves local directors in loan decisions.

 . Independent loan review staff rates loans and assists banks in providing early identification of problem credits.

 . Economic conditions and real estate market activities in key geographic markets are strong. While the markets are strong, we do expect an increase in non-performing assets in the near term. Current projections, however, are for the non-performing asset ratio to remain below 0.75% and net charge-offs to be in the 0.20% to 0.25% range for the year 2001.

   Lending Authority

   COLONIAL BANK                                  THE COLONIAL BANCGROUP, INC.

    . Colonial Bank's regional structure promotes market information flow and decision-making at the local level while ensuring consistency in underwriting standards.

             Committee                Lending Authority            Meeting
             ---------                -----------------            -------
      -   Senior Loan Committee     Over $5 million               Bi-weekly
      -   State Loan Committees     $2 to $5 million              Bi-weekly
      -   Region Board Loan Comm.   $500,000 to $2 million        Bi-weekly
          or Directors Loan Comm.
      -   Regional Officers Loan    $100,000 to $500,000          Weekly or
          Committees                                              Bi-weekly

      -   County Board Loan Comm. and/or                          As needed
          County Officers Loan Comm.


 . Strong asset quality is the foundation for consistent earnings growth. BancGroup adheres to a committee approval process for lending while maintaining the lending relationship on a local level.

 . No individual has more than a $100,000 unsecured lending authority.

   Reserve Adequacy

   COLONIAL BANK                                THE COLONIAL BANCGROUP, INC.

                                                                               March
                 1994     1995     1996     1997     1998     1999     2000     2001
Reserves/Loans   1.53%    1.30%    1.28%    1.21%    1.18%    1.17%    1.14%    1.15%
NPL Coverage      212%     243%     234%     247%     245%     269%     256%     268%



   Data restated for mergers accounted for as poolings of interests.

  Construction Loan Distribution

  COLONIAL BANK                                 THE COLONIAL BANCGROUP, INC.

      Average Loan Size:  $664 Thousand


                                  [PIE CHART]

                         Residential              29%
                         Office                    7%
                         Development              21%
                         Retail                    6%
                         Multi-Family             10%
                         Other                    18%
                         Condominium               9%

  Data as of March 31, 2001. "Other" property types each represent less than 6% of the construction portfolio.

The next two charts illustrate Colonial's diversity within construction and commercial real estate portfolios by property type.

 . Substantially all construction and commercial real estate loans have personal guarantees of the borrower.

 . The 75 largest loans represent approximately 45% of the portfolio, with an average loan to value ratio of 71%.

   Commercial Real Estate Loan Portfolio Distribution

   COLONIAL BANK                                THE COLONIAL BANCGROUP, INC.

      Average Loan Size:  $408 Thousand


                                  [PIE CHART]

                            Retail              17%
                            Land only            7%
                            Office              17%
                            Warehouse            6%
                            Lodging             11%
                            Other               32%
                            Multi-Family        10%



   Data as of March 31, 2001. "Other" property types each represent less than 6% of the commercial real estate portfolio.


 . The 75 largest loans represent approximately 21% of the portfolio with an average loan to value of 69%, and an average debt coverage ratio of 1.35x.

 . Approximately 30% of the commercial real estate portfolio is owner occupied, and again substantially all have personal guarantees.

                                    [LOGO]

     Financial Performance

  Financial Summary

  COLONIAL BANK                              THE COLONIAL BANCGROUP, INC.

                                                        As of or for the periods ended:
                                              -----------------------------------------------------
                                                  3/31/01           12/31/00            12/31/99
                                              ---------------   ----------------     --------------
   Statement of Condition Summary: (000)'s
   ---------------------------------------
   Total assets                               $ 12,149,037        $ 11,727,637       $ 10,854,099
   Loans                                         9,879,577           9,416,770          8,228,149
   Deposits                                      8,274,669           8,143,017          7,967,978
   Shareholders equity                             789,327             756,852            695,179

   Earnings Summary: (000)'s
   -------------------------
   Income from continuing operations          $     28,442        $    117,796       $    116,070
   Net Income                                       28,442             112,731            119,597

   Ratio Summary:
   -------------
   Return on average assets                           0.95%               1.04%              1.05%
   Return on average equity                          14.72               16.58              16.47
   Net interest margin                                3.59                3.74               3.97
   Efficiency ratio                                  55.72               53.74              52.67
   Equity to average assets                           6.50                6.27               6.36

   ROAA and ROAE are for continuing operations.

  Capital Ratios

  COLONIAL BANK                               THE COLONIAL BANCGROUP, INC.


                                  [BAR CHART]

                           Tier I Leverage Ratio    Total Capital Ratio

Colonial Bank                       6.54%                  10.11%
Colonial BancGroup                  6.40%                  10.05%
FDIC "Well-Capitalized"             5.00%                  10.00%


  Data as of or for the period ended March 31, 2001.


 . Target ratios represent what we believe are reasonable ranges in consideration of the company's current and projected earnings and growth as well as the composition of the asset base and asset quality.

 . Target ranges are below peers due to the following:

     . High level of low risk single family real estate loans

     . Historically high asset quality as evidenced by net charge-off trends

                                    [LOGO]

     Strategic Outlook

    Prospective Strategy

    COLONIAL BANK                               THE COLONIAL BANCGROUP, INC.

     . Increase the penetration of our customer base in our markets with fee income products:

        -  Wealth Management Services

        -  Electronic Banking

        -  Cash Management

        -  Credit/Merchant Card Services

     .  Emphasize core retail deposit growth

     . Utilize relationship based approach to generate double digit loan growth that maintains high asset quality and meets ROE goals

     . Make selective acquisitions to fill in markets at economically attractive prices

                                                                              32